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                                                       EXHIBIT 10.24

                GUARANTY OF PAYMENT AND PERFORMANCE
                -----------------------------------
                            ("Guaranty")

                   Dated as of February 25, 1999


     1.   FOR VALUE RECEIVED, and in order to induce BANK ONE,
KENTUCKY, NA, a national banking association, and its successors and assigns, 416 West Jefferson Street, Louisville, Kentucky 40202 (the "Bank"), to enter into certain loan modifications and to extend additional or to continue to extend credit to EQUITY UNDERWRITING GROUP, INC. ("EIMI") and EQUITY INSURANCE MANAGERS, INC. ("EUGI") (EUGI, EIMI, and Commonwealth Premium Finance Corporation are collectively referred to herein as the "Borrower"), the undersigned, UNIFIED FINANCIAL SERVICES, INC. (the "Guarantor") does hereby personally guarantee unconditionally to the holder of the Notes listed in Exhibit "A" attached hereto (the "Notes") the due and punctual payment of all installments of principal and interest now or in the future due under the Notes, as and when the same shall be due and payable thereunder in accordance with their respective terms, and whether the same be declared due by the holder of the Notes prior to its stated maturity date by virtue of default thereunder. The undersigned further guarantees the prompt performance by Borrower of all non-monetary undertakings, covenants and agreements to be performed by Borrower under the Notes.

     2. The Guarantor consents and agrees that the whole or any part of the security now or hereafter held for the Notes may be exchanged, compromised, surrendered or released from time to time; that the time or place of payment of the Notes or of any security therefor may be exchanged or extended, in whole or in part, to a time certain or otherwise, and the Notes may be renewed or accelerated, in whole or in part; that Borrower may be extended further loans and be granted indulgences generally; that any of the provisions of the Notes, or of any instrument securing or pertaining to the security for the same, may be modified or waived (either expressly or through tacit acquiescence); that any party liable for the payment of the Notes may be granted indulgences or released; that neither the death, insolvency, bankruptcy, dissolution, nor disability of the Borrower or of the Guarantor shall affect the obligations hereunder of the Guarantor; that no claim need be asserted against the personal representatives, guardian, trustee in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent Borrower or guarantor; that any deposit balance to the credit of Borrower, Guarantor or any other party liable for payment of the Notes or liable upon any security therefor may be released from time to time in whole or in part, at, before or after the stated, extended or accelerated maturity date of the Notes; and that the undersigned Guarantor shall remain bound hereunder, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, waiver, indulgence, release or other action, all of which may be affected without notice to or further assent or agreement by Guarantor.

     3.   The Guarantor expressly waives:

          (a)  Notice of acceptance of this Guaranty;
          (b)  Presentment and demand for payment of the Notes;
          (c) Protest and notice of protest, dishonor or default to Guarantor or to any other party with respect to the Notes or any security for the Notes;
          (d)  Demand for payment under this Guaranty;
          (e) Notice of disposition of any security for the Notes; and
          (f)  All rights of indemnity, exoneration,
               reimbursement, contribution and/or subrogation of Guarantor against Borrower.

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     4.   This is a guaranty of payment as to monetary
obligations and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other guarantor or other person nor against the security or liens available to holder for the payment of the Notes. The Guarantor waives any claim to marshaling of assets and waives any right to require that an action be brought against Borrower or any other person prior to action against the Guarantor hereunder and waives any right to require that resort be had to any security for the Notes or to any balance of any deposit account or credit on the books of the holder of the Notes in favor of Borrower or any other party prior to action by the holder of the Notes against the Guarantor hereunder. If the Notes are partially paid through the election of the holder thereof to pursue any of the remedies mentioned in this literary paragraph or if the Notes is otherwise partially paid, Guarantor shall remain personally liable for the entire unpaid principal balance of, and all accrued interest on, the Notes.

     5. The Notes shall constitute the primary independent and continuing obligation of the Guarantor, who shall be liable for payment of the debt evidenced by the Notes, notwithstanding the partial or total invalidity of the Notes.

     6. The obligations of the Guarantor under this Guaranty shall not be subject to any counterclaim, set off, deduction or defense based upon any claim Guarantor may have against Borrower or Bank, and the obligations of Guarantor under this Guaranty shall remain in full force and effect, without regard to, and shall not be released, discharged or in any way modified or affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, but not limited to, any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Borrower or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding.

     7. In the event of any default by Borrower under the Notes, Guarantor will pay, to the extent allowable by law to Bank such further amount as shall be sufficient to reimburse fully Bank for all of its costs and expenses of enforcing its rights and remedies under the Notes, including, without limitation, Bank's reasonable attorney's fees and court costs, and all of same shall be evidenced by the Notes and this Guaranty.

     8. This Guaranty shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky, without reference to its principles of conflicts of laws.

     9. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN AGREEMENT OR ANY OTHER DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF BANK, BORROWER OR ANY GUARANTOR. GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK.

     10. The Guarantor agrees that the sole proper venue for the determination of any litigation commenced by either Guarantor or Bank on any basis shall be in a court of competent jurisdiction which is located in Fayette County, Kentucky, and the parties hereby expressly declare that any other venue

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shall be improper and Guarantor expressly waives any right to a determination of any such litigation against Guarantor by a court in any other venue. Guarantor further agrees that service of process by any judicial officer or by registered or certified U.S. mail shall establish personal jurisdiction over Guarantor, and Guarantor waives any rights under the laws of any state to object to jurisdiction within the Commonwealth of Kentucky. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive, but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the Commonwealth of Kentucky or by any other state in an action brought by Bank in such state. Provided, however, nothing herein shall in any way be deemed to limit the ability of Bank to serve any writs, process or summons in any other manner permitted by applicable law or to obtain jurisdiction over Guarantor in such other jurisdictions and in such manner as may be permitted by applicable law.

     11. The undersigned does hereby agree and acknowledge that the maximum aggregate liability of the Guarantor shall be the sum of Four Million Four Hundred Fifty Thousand Dollars
($4,450,000.00), plus interest accruing on said amount, plus fees, charges and costs of collecting the guaranteed indebtedness
(including reasonable attorneys fees).

     12. This Guaranty shall terminate on June 30, 2000. Provided, however, the undersigned acknowledges and agrees that such termination shall not affect its liability with respect to:
(a) obligations created or incurred prior to such date (which specifically includes the Notes), or (b) extensions or renewals of, interest accruing on, or fees, costs or expenses incurred with respect to such obligations (which specifically includes the Notes), on or after such date.

     13. If any payment made on the Notes shall be required to be repaid or refunded by Bank as a result of any bankruptcy or insolvency of Borrower or of Guarantor or by virtue of any claim of preference, invalidity, unenforceability or right of rescission, Guarantor hereby acknowledges and agrees that Guarantor shall remain liable for the amount of such payment refunded, to the extent provided herein, as if such payment had never been made by Borrower or by Guarantor to Bank.

     14. This Guaranty shall remain fully enforceable irrespective of any claim, defense or counterclaim which Borrower may or could assert as to the Notes, including, but not limited to, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, fraud, bankruptcy, and usury, all of which Guarantor hereby waives along with any standing by Guarantor to assert any said claim, defense or counterclaim. This Guaranty is in addition to and not in lieu of, nor does it supercede, any prior Guaranties signed by Guarantor.

     15. The Guarantor has, to its satisfaction, independently investigated: (a) Borrower's credit history; (b) Borrower's payment history with Bank; (c) Borrower's past, current and projected financial condition; and (d) the sufficiency of any collateral supporting Borrower's obligations under the Notes. Guarantor represents and warrants that it has relied exclusively on his own independent investigation of Borrower for its decision to guarantee the Notes. Guarantor agrees that it has sufficient knowledge of Borrower to make an informed decision about this Guaranty, and that Bank has no duty or obligation to disclose any information in its possession or control about Borrower to Guarantor.

     16. In the event that any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

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     17.  The provisions of this Guaranty shall be binding upon the Guarantor and its, successors, and assigns and shall inure to the benefit of the holder of the Notes, and its successors, endorsees and assigns.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty to be effective as of the date and year first above written.

                            UNIFIED FINANCIAL SERVICES, INC.

                            BY: /s/ Timothy L. Ashburn
                               ----------------------------------

                            TITLE: Chairman, CEO, President
                                  -------------------------------

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                          EXHIBIT "A"
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     (a)  a Revolving Credit Note dated as of December 30, 1997, and made by Equity Insurance Managers, Inc. payable to the order of Bank One in the original principal amount of $400,000.00;

     (b) an Amended and Restated Term Note dated as of February 18, 1999, and made by Equity Insurance Managers, Inc. and Equity Underwriting Group, Inc. payable to the order of Bank One in the original principal amount of $1,250,000.00;

     (c) a Term Note dated as of February 18, 1999, and made by Equity Insurance Managers, Inc. and Equity Underwriting Group,
Inc. payable to the order of Bank One in the original principal amount of $800,000.00; and

     (d)  a Renewed Revolving Credit Note dated as of June 18,
1998, and made by Commonwealth Premium Finance Corporation payable to the order of the Bank One in the original principal amount of
$2,000,000.00